ServiceNow Reports Second Quarter 2026 Financial Results
•ServiceNow beats high end of guidance across all Q2 2026 topline growth and profitability metrics, raises full year subscription revenues outlook
•Subscription revenues of $3,877 million in Q2 2026, representing 24.5% year-over-year growth, 23% in constant currency
•Total revenues of $3,987 million in Q2 2026, representing 24% year-over-year growth, 22.5% in constant currency
•Current remaining performance obligations of $13.20 billion as of Q2 2026, representing 21% year-over-year growth, 21.5% in constant currency
•Remaining performance obligations of $29.0 billion as of Q2 2026, representing 21% year-over-year growth, 22% in constant currency
•ServiceNow AI crossed $1 billion in annual contract value in Q2 2026

SANTA CLARA, Calif. - July 22, 2026 - ServiceNow (NYSE: NOW), the AI control tower for business reinvention, today announced financial results for its second quarter ended June 30, 2026, with subscription revenues of $3,877 million in Q2 2026, representing 24.5% year-over-year growth and 23% in constant currency.
“ServiceNow’s exceptional Q2 results solidify our position as the fastest-growing major enterprise software and cybersecurity company,” said ServiceNow Chairman and CEO Bill McDermott. “The company’s sterling fundamentals have us operating to the Rule of 56, well on our way to the Rule of 60. With our AI Control Tower as the market standard, agentic deployments of ServiceNow AI increased ninefold in just nine months. Our $29 billion in remaining performance obligations is fueled by longer customer commitments and skyrocketing demand from our partner ecosystem. We are who we said we were: a defining company that is only just getting started.”
As of June 30, 2026, current remaining performance obligations (“cRPO”), contract revenue that will be recognized as revenue in the next 12 months, was $13.20 billion, representing 21% year-over-year growth and 21.5% in constant currency. The company had 123 transactions over $1 million in net new annual contract value (“ACV”) in Q2 2026, growing nearly 40% year-over-year, and ended the quarter with 658 customers with more than $5 million in ACV, representing approximately 23% year-over-year growth.
"Q2 was an outstanding quarter that highlights ServiceNow’s broad based demand, strong execution, and operating leverage,” said ServiceNow President and CFO Gina Mastantuono. “Once again, we beat the high end of our guidance range across every topline and profitability metric. AI net new ACV growth continues to outpace expectations, our AI Control Tower is supercharging our Security and Risk business, and ITOM is seeing strong demand tailwinds for the CMDB to serve as an essential governance and data foundation. In an environment where most enterprises are still searching for AI's ROI, ServiceNow is the platform delivering it."
Recent Business Highlights
Innovation
At Knowledge 2026 in May, the company demonstrated how the world’s largest enterprises are standardizing on ServiceNow’s AI platform to govern, deploy, and scale AI across every corner of the business.
•ServiceNow Otto launched as a new unified AI experience that combines the intelligence of Now Assist, Moveworks, and AI Experience to complete work across every department and system. Otto can understand

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intent, route work to the right agent, and execute tasks to completion within the guardrails the enterprise requires.
•AI Control Tower expanded with new discovery, observation, governance, security, and measurement capabilities that give enterprises control over every AI system, agent, and workflow regardless of where it runs.
•Autonomous Workforce - AI specialists launched for IT, customer relationship management, employee services, and security and risk. The Autonomous Security & Risk AI specialist combines capabilities from Armis, Veza, and AI Control Tower to govern every AI agent, identity, and connected asset across the enterprise.
•Build Agent reached general availability in ServiceNow Studio, and extended across Cursor, Windsurf, Claude Code, and GitHub Copilot, so developers can build from any environment with full ServiceNow AI Platform context and control.
•Context Engine and Autonomous Data Analytics launched to give enterprises the live, governed data that autonomous AI needs to act, mapping people, assets, and policies in real time and enabling plain-language queries across the entire data estate.
•The company introduced ServiceNow Action Fabric, enabling ServiceNow and third-party AI to securely take action through ServiceNow workflows. Anthropic became the first design partner, connecting Claude directly to ServiceNow workflows and actions.
Financial Analyst Day
•ServiceNow hosted its annual Financial Analyst Day on May 4, where the company outlined long-term targets including $30 billion+ in subscription revenues, 30% of ACV to come from AI, and a Rule of 60+ by 20301. In addition, the company shared a commitment to reduce stock-based compensation to less than 10% of revenue by 2029.
Partnerships
•ServiceNow and NVIDIA deepened their partnership to extend agentic AI governance from desktops to data centers, introducing Project Arc, an enterprise autonomous desktop agent secured by NVIDIA OpenShell, and completed the integration of AI Control Tower into the NVIDIA Enterprise AI Factory Validated Design.
•ServiceNow and Microsoft extended AI Control Tower governance across the Microsoft Agent 365 ecosystem and made ServiceNow AI specialists available through the Microsoft marketplace.
•ServiceNow surpassed $1 billion in AWS Marketplace transactions and deepened its collaboration with AWS, giving mutual customers a unified architecture to deploy and scale AI across the enterprise.
•ServiceNow and Accenture launched a joint offering to help enterprises migrate off legacy cybersecurity platforms and automate risk management, threat detection, and compliance. The companies also introduced a forward deployed engineering program to help organizations scale AI from pilot projects to enterprise-wide deployments.
Industry Expansion
•ServiceNow and Experian are expanding their global strategic partnership, integrating the Experian Ascend Platform with the ServiceNow AI Platform to connect Experian's intelligence and decisioning capabilities directly into ServiceNow workflows, enabling autonomous AI agents to act faster across employee onboarding, third-party risk management, and model lifecycle governance.
•Nearly all 50 U.S. states are using the ServiceNow AI Platform to deliver better citizen services and modernized operations, with state agencies achieving measurable outcomes including 66% service desk cost reduction, unified technology visibility, strengthened cybersecurity, and faster policy implementation.
•Leidos, a Fortune 500® national security technology leader, is deploying the ServiceNow AI Platform to provide autonomous, AI-driven workflows designed to cut costs, improve employee experiences, and free employees for mission critical work.
(1) The Rule of 60+ reflects a combined subscription revenue growth rate on a constant currency basis and free cash flow margin exceeding 60%. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.

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•ServiceNow and TeamViewer are partnering to integrate TeamViewer’s endpoint capabilities with the ServiceNow AI Platform to enable end-to-end agentic IT workflows.
•ServiceNow and FedEx expanded their collaboration to embed FedEx Dataworks logistics intelligence directly into ServiceNow workflows to enable proactive supply chain management.
•ServiceNow and Lenovo announced a multi-year strategic relationship to automate workflows across the technology lifecycle, helping customers achieve up to a 30% reduction in IT support costs and up to 50% faster employee productivity.
Recognition
•ServiceNow was recognized as a Leader across multiple Gartner® Magic Quadrant™ reports, including the 2026 Gartner Magic Quadrant for AI Governance Platforms2, 2026 Gartner Magic Quadrant for Workplace Experience Applications3, and 2026 Gartner Magic Quadrant for SaaS Management Platforms4. The company was also named a Visionary in the 2026 Gartner Magic Quadrant for Analytics and Business Intelligence Platforms5. ServiceNow was additionally recognized as a Leader in the Forrester Wave™: Strategic Portfolio Management Tools, Q2 20266 and the IDC MarketScape: Worldwide Digital Employee Experience 2026 Vendor Assessment7.
•ServiceNow placed on the Fortune 500® list8 for the fourth consecutive year and was named to the Fortune 100 Best Companies to Work For® list8, reflecting strong business momentum and an employee-first culture in the age of AI.
(2) Gartner, Inc., Magic Quadrant for AI Governance Platforms, Lauren Kornutick, Sumit Agarwal, Priya Sundararaman, Nader Henein, Brandon Medford, June 16, 2026.

(3) Gartner, Inc., Magic Quadrant for Workplace Experience Applications by Sohail Majumdar, Christopher Trueman, April 6, 2026.

(4) Gartner, Inc., Magic Quadrant for SaaS Management Platforms by Tom Cipolla, Todd Larivee, Lina AL Dana, June 18, 2026.

(5) Gartner, Inc., Magic Quadrant for Analytics and Business Intelligence Platforms by Anirudh Ganeshan, Christopher Long, Edgar Macari, June 29, 2026.

Gartner Disclaimer
The Gartner content described herein, (the "Gartner Content") represents research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and is not representation of fact. Gartner Content speaks as of its original publication date (and not as of the date of this press release) and the opinions expressed in the Gartner Content are subject to change without notice.
Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner's research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.
GARTNER is a registered trademark and service mark of Gartner, Inc. and/or its affiliates in the U.S. and internationally, and MAGIC QUADRANT is a registered trademark of Gartner, Inc. And/or its affiliates and are used herein with permission. All rights reserved.

(6) The Forrester Wave™: Strategic Portfolio Management Tools, Q2 2026, Forrester Research, Inc.

Forrester Disclaimer
Forrester does not endorse any company, product, brand, or service included in its research publications and does not advise any person to select the products or services of any company or brand based on the ratings included in such publications. Information is based on the best available resources. Opinions reflect judgment at the time and are subject to change. For more information, read about Forrester’s objectivity at https://www.forrester.com/about-us/objectivity/.

(7) IDC MarketScape: Worldwide Digital Employee Experience 2026 Vendor Assessment (doc #US53014625, June 2026).

(8) From Fortune ©2026 Fortune Media IP Limited. All rights reserved. Used under license. Fortune and Fortune 500 are registered trademarks of Fortune Media IP Limited and are used under license. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse the products or services of, ServiceNow.

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Second Quarter 2026 GAAP and Non-GAAP Results:
The following table summarizes our financial results for the second quarter 2026:

	Second Quarter 2026 GAAP Results		Second Quarter 2026 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)
Subscription revenues	$3,877	24.5%	$3,848	23%
Professional services and other revenues	$110	8.5%	$109	7%
Total revenues	$3,987	24%	$3,957	22.5%

	Amount ($ billions)	Year/Year Growth (%)	Amount ($ billions)(2)	Year/Year Growth (%)
cRPO	$13.20	21%	$13.28	21.5%
RPO	$29.0	21%	$29.2	22%

	Amount ($ millions)	Margin (%)	Amount ($ millions)(3)	Margin (%)(3)
Subscription gross profit	$2,847	73.5%	$3,123	80.5%
Professional services and other gross loss	$(29)	(26.5%)	$(16)	(14%)
Total gross profit	$2,818	70.5%	$3,107	78%
Income from operations	$162	4%	$1,173	29.5%
Net cash provided by operating activities	$587	14.5%
Free cash flow			$634	16%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)(3)	Earnings per Basic/Diluted Share ($)(3)
Net income	$298	$0.29 / $0.29	$930	$0.90 / $0.90
(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.
(2)Non-GAAP subscription revenues and total revenues are adjusted for constant currency by excluding effects of foreign currency rate fluctuations and any gains or losses from foreign currency hedge contracts. Professional services and other revenues, cRPO, and RPO are adjusted only for constant currency. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.
(3)Refer to the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
Note: Numbers rounded for presentation purposes and may not foot.

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Financial Outlook
Our guidance includes GAAP and non‑GAAP financial measures. The non‑GAAP growth rates for subscription revenues are adjusted for constant currency by excluding the effects of foreign currency rate fluctuations and any gains or losses from foreign currency hedge contracts, and the non-GAAP growth rates for cRPO are adjusted only for constant currency to provide better visibility into the underlying business.
Since March 31, 2026, ServiceNow has seen an incremental strengthening of the U.S. dollar resulting in foreign exchange ("FX") headwinds. The total FX impact is estimated to be an approximately $35 million year-over-year headwind for Q3 2026 cRPO.
Q2 2026 subscription revenues exceeded the high end of our guidance range by 150 basis points, driven by a combination of net new ACV outperformance and on-premise revenue mix coming in ahead of expectations. This higher mix is primarily attributable to strong U.S. Federal demand, which accelerated some on-premise subscription revenues from Q3 2026 into Q2 2026. We are raising our FY 2026 subscription revenues guidance to reflect the net new ACV strength.
Our FY 2026 gross margin guidance reflects more customers utilizing our hyperscaler partnerships and an acceleration of customer AI adoption.
The following table summarizes our guidance for the third quarter 2026:

	Third Quarter 2026 GAAP Guidance		Third Quarter 2026 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)(2)	Constant Currency Year/Year Growth (%)
Subscription revenues	$3,975 - $3,980	20.5%	20%
cRPO		19.5%	20%

			Margin (%)(3)
Income from operations			31%

		Amount (billions)
Weighted-average shares used to compute diluted net income per share		1.05
(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.
(2)Guidance for GAAP subscription revenues and GAAP subscription revenues and cRPO growth rates are based on the 30-day average of foreign exchange rates for June 2026 for entities reporting in currencies other than U.S. Dollars.
(3)Refer to the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

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The following table summarizes our guidance for the full-year 2026:

	Full-Year 2026 GAAP Guidance		Full-Year 2026 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)(2)	Constant Currency Year/Year Growth (%)
Subscription revenues	$15,760 - $15,780	22.5%	21%

			Margin (%)(3)
Subscription gross profit			81%
Income from operations			31.5%
Free cash flow			35%

		Amount (billions)
Weighted-average shares used to compute diluted net income per share		1.04
(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.
(2)GAAP subscription revenues and related growth rate for the future quarter included in our full-year 2026 guidance are based on the 30-day average of foreign exchange rates for June 2026 for entities reporting in currencies other than U.S. Dollars.
(3)Refer to the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
Note: Numbers are rounded for presentation purposes and may not foot.

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Conference Call Details
The conference call will begin at 2 p.m. Pacific Daylight Time (21:00 GMT) on July 22, 2026. Interested parties may listen to the call by dialing (888) 330‑2455 (Passcode: 8135305), or if outside North America, by dialing (240) 789‑2717 (Passcode: 8135305). Individuals may access the live teleconference from this webcast.
https://events.q4inc.com/attendee/794729192
An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 770‑2030 (Passcode: 8135305), or if outside North America, by dialing (647) 362‑9199 (Passcode: 8135305).
Investor Presentation Details
An investor presentation providing additional information, including forward-looking guidance, and analysis can be found at https://investors.servicenow.com.
Upcoming Investor Conferences
ServiceNow today announced that it will attend and have executives present at three upcoming investor conferences.
These include:
•ServiceNow President and Chief Financial Officer Gina Mastantuono will participate in a fireside chat at the Deutsche Bank Technology Conference on Thursday, August 27, 2026, at 11:40 a.m. PT.
•ServiceNow President and Chief Financial Officer Gina Mastantuono will participate in a fireside chat at the Citi Global TMT Conference on Wednesday, September 9, 2026, at 10:15 a.m. PT.
•ServiceNow Chairman and Chief Executive Officer Bill McDermott will participate in a keynote at the Goldman Sachs Communacopia Technology Conference on Wednesday, September 9, 2026, at 10:50 a.m. PT.
The live webcast for each will be accessible on the investor relations section of the ServiceNow website at
https://investors.servicenow.com and archived on the ServiceNow site for a period of 30 days.
Statement Regarding Use of Non-GAAP Financial Measures
We use the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
•Revenues. We adjust revenues and related growth rates for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations and any gains or losses from foreign currency hedge contracts that are reported in the current and comparative period. To exclude the effect of foreign currency rate fluctuations, current period results for entities reporting in currencies other than U.S. Dollars (“USD”) are converted into USD at the average exchange rates in effect during the comparison period (for Q2 2025, the average exchange rates in effect for our major currencies were 1 USD to 0.88 Euros and 1 USD to 0.75 British Pound Sterling (“GBP”)), rather than the actual average exchange rates in effect during the current period (for Q2 2026, the average exchange rates in effect for our major currencies were 1 USD to 0.86 Euros and 1 USD to 0.75 GBP). Guidance for revenues related growth rates is derived by applying the average exchange rates in effect during the comparison period, rather than the exchange rates for the guidance period, adjusted for any foreign currency hedging effects. We believe the presentation of revenues and related growth rates adjusted for constant currency facilitates the comparison of revenues year-over-year.
•Remaining performance obligations and current remaining performance obligations. We adjust cRPO and remaining performance obligations (“RPO”) and related growth rates for constant currency to provide a framework for assessing how our business performed. To present this information, current period results for entities reporting in currencies other than USD are converted into USD at the exchange rates in effect at the end of the comparison period (for Q2 2025, the end of the period exchange rates in effect for our major

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currencies were 1 USD to 0.85 Euros and 1 USD to 0.73 GBP), rather than the actual end of the period exchange rates in effect during the current period (for Q2 2026, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.88 Euros and 1 USD to 0.75 GBP). Guidance for the related growth rate is derived by applying the end of period exchange rates in effect during the comparison period rather than the exchange rates in effect during the guidance period. We believe the presentation of cRPO and RPO and related growth rates adjusted for constant currency facilitates the comparison of cRPO and RPO year-over-year, respectively.
•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of purchased intangibles, legal settlements, impairment of assets, severance costs, contract termination costs, business combination and other related costs including compensation expense, gains and losses on strategic investments, net, income tax effects and adjustments, and the income tax benefit from the release of a valuation allowance on deferred tax assets. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.
•Free cash flow. Free cash flow is defined as net cash provided by operating activities plus cash outflows for legal settlements and business combination and other related costs including compensation expense, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.
Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results for gross profit, income from operations, net income, net income per share, and free cash flow. Our Rule of 56 guidance for 2026 and Rule of 60+ long-term target reflect a combination of subscription revenue growth rate on a constant currency basis and free cash flow margin. Subscription revenues adjusted for constant currency exclude the effects of foreign currency rate fluctuations and any gains or losses from foreign currency hedge contracts. We have not provided a reconciliation of our forward-looking free cash flow margin growth to the most comparable GAAP financial measure because we are unable to predict, without unreasonable efforts, the timing and amount of certain adjustments, which may be significant.
Use of Forward-Looking Statements
This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook” and statements regarding the expected benefits of our announced partnerships and acquisitions. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.
Factors that may cause actual results to differ materially from those in any forward-looking statements include, among others, experiencing an actual or perceived cyber-security event or weakness; our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet; errors, interruptions, delays or security breaches in or of our service or data centers; our ability to maintain and attract key employees and manage workplace culture; alleged violations of laws and regulations, including those relating to anti-bribery and anti-corruption and those relating to public sector contracting requirements; our ability to compete successfully against existing and new competitors; our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments; our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets; our ability to develop and gain customer demand for and acceptance of existing, new

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and improved products and services, including products that incorporate AI technology; our ability to expand and maintain our partnerships and partner programs, including expected market opportunity from such relationships, and realize the anticipated benefits thereof; global macroeconomic and political conditions including tariffs, inflation and armed conflicts; fluctuations in the value of foreign currencies relative to the U.S. Dollar; fluctuations in interest rates; our ability to consummate and realize the benefits of any strategic transactions or acquisitions; our ability to execute share repurchases, including the timing, manner, price, and amount of any repurchase; and fluctuations and volatility in our stock price.
Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2025, and in other filings we make with the Securities and Exchange Commission from time to time.
We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.
About ServiceNow
ServiceNow (NYSE: NOW) is the AI control tower for business reinvention. The ServiceNow AI Platform integrates with any cloud, any model, and any data source to orchestrate how work flows across the enterprise. By unifying legacy systems, departmental tools, cloud applications, and AI agents, ServiceNow provides a single pane of glass that connects intelligence to execution across every corner of business. With more than 100 billion workflows running on the platform each year, ServiceNow helps organizations turn fragmented operations into coordinated, autonomous workflows that deliver measurable results. Learn how ServiceNow puts AI to work for people at www.servicenow.com.
© 2026 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.
Media Contact:
Ryan Moore
press@servicenow.com
Investor Contact:
Darren Yip
(925) 388-7205
ir@servicenow.com

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ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Revenues:
Subscription	$3,877	$3,113	$7,548	$6,118
Professional services and other	110	102	209	185
Total revenues	3,987	3,215	7,757	6,303
Cost of revenues (1):
Subscription	1,030	625	1,850	1,186
Professional services and other	139	99	259	189
Total cost of revenues	1,169	724	2,109	1,375
Gross profit	2,818	2,491	5,648	4,928
Operating expenses (1):
Sales and marketing	1,372	1,128	2,588	2,182
Research and development	915	734	1,738	1,437
General and administrative	369	271	657	500
Total operating expenses	2,656	2,133	4,983	4,119
Income from operations	162	358	665	809
Interest income	70	116	158	231
Other income (expense), net	206	(3)	288	(14)
Income before income taxes	438	471	1,111	1,026
Provision for income taxes	140	86	344	181
Net income	$298	$385	$767	$845
Net income per share - basic (2)	$0.29	$0.37	$0.74	$0.82
Net income per share - diluted (2)	$0.29	$0.37	$0.74	$0.81
Weighted-average shares used to compute net income per share - basic (2)	1,031	1,036	1,033	1,035
Weighted-average shares used to compute net income per share - diluted (2)	1,034	1,047	1,037	1,047
(1)Includes stock-based compensation as follows:

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Cost of revenues:
Subscription	$96	$76	$180	$144
Professional services and other	13	11	25	22
Operating expenses:
Sales and marketing	179	155	329	303
Research and development	283	196	519	381
General and administrative	84	61	160	119
(2)Prior period results have been retroactively adjusted to reflect the effects of the five-for-one stock split, which was effective December 17, 2025

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ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in millions)

	June 30, 2026	December 31, 2025
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$2,503	$3,726
Marketable securities	2,161	2,558
Accounts receivable, net	2,201	2,627
Current portion of deferred commissions	594	590
Prepaid expenses and other current assets	1,055	970
Total current assets	8,514	10,471
Deferred commissions, less current portion	1,136	1,114
Long-term marketable securities	2,043	3,771
Strategic investments	2,073	1,542
Property and equipment, net	2,177	2,289
Operating lease right-of-use assets	836	806
Intangible assets, net	3,781	1,121
Goodwill	9,837	3,578
Deferred tax assets	890	1,056
Other assets	379	290
Total assets	$31,666	$26,038
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$162	$204
Accrued expenses and other current liabilities	1,738	1,813
Current portion of deferred revenue	8,057	8,314
Current portion of operating lease liabilities	114	112
Short-term debt, net	2,082	—
Total current liabilities	12,153	10,443
Deferred revenue, less current portion	135	120
Operating lease liabilities, less current portion	822	800
Long-term debt, net	5,435	1,491
Other long-term liabilities	605	220
Stockholders’ equity	12,516	12,964
Total liabilities and stockholders’ equity	$31,666	$26,038

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ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Cash flows from operating activities:
Net income	$298	$385	$767	$845
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	407	172	665	332
Amortization of deferred commissions	172	148	340	293
Stock-based compensation	652	499	1,199	969
Deferred income taxes	36	16	138	48
Unrealized (gains) losses on strategic investments	(273)	(5)	(360)	(5)
Other	58	63	63	67
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(441)	(302)	471	599
Deferred commissions	(181)	(136)	(376)	(291)
Prepaid expenses and other assets	(76)	(83)	(118)	(222)
Accounts payable	(241)	(101)	9	133
Deferred revenue	(104)	(116)	(382)	(264)
Accrued expenses and other liabilities	280	176	(159)	(111)
Net cash provided by operating activities	$587	$716	$2,257	$2,393
Cash flows from investing activities:
Purchases of property and equipment	(114)	(190)	(255)	(395)
Business combinations, net of cash acquired	(7,451)	(58)	(8,776)	(76)
Purchases of other intangibles	—	—	—	(34)
Purchases of marketable securities	(395)	(1,182)	(426)	(2,322)
Purchases of strategic investments	(57)	(134)	(178)	(138)
Sales and maturities of marketable securities	1,389	1,100	2,528	2,281
Other	(26)	41	2	44
Net cash used in investing activities	$(6,654)	$(423)	$(7,105)	$(640)
Cash flows from financing activities:
Proceeds from borrowings on senior notes, net of discount and issuance costs	3,944	—	3,944	—
Proceeds from term loan, net of issuance costs	3,991	—	3,991	—
Repayments of term loan	(4,000)	—	(4,000)	—

12

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Proceeds from issuance of commercial paper, net of discount	3,534	—	3,534	—
Repayments of commercial paper	(1,472)	—	(1,472)	—
Proceeds from employee stock plans	1	—	154	153
Repurchases of common stock	—	(361)	(2,225)	(659)
Taxes paid related to net share settlement of equity awards	(117)	(185)	(281)	(438)
Other	(7)	—	(7)	—
Net cash provided by (used in) financing activities	$5,874	$(546)	$3,638	$(944)
Foreign currency effect on cash, cash equivalents and restricted cash	—	9	(5)	14
Net change in cash, cash equivalents and restricted cash	(193)	(244)	(1,215)	823
Cash, cash equivalents and restricted cash at beginning of period	2,710	3,377	3,732	2,310
Cash, cash equivalents and restricted cash at end of period	$2,517	$3,133	$2,517	$3,133

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

13

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Gross profit:
GAAP subscription gross profit	$2,847	$2,488	$5,698	$4,932
Stock-based compensation	96	76	180	144
Amortization of purchased intangibles	177	23	238	43
Severance costs	3	3	4	3
Non-GAAP subscription gross profit	$3,123	$2,590	$6,120	$5,122

GAAP professional services and other gross (loss) profit	$(29)	$3	$(50)	$(4)
Stock-based compensation	13	11	25	22
Severance costs	—	—	—	—
Non-GAAP professional services and other gross (loss) profit	$(16)	$14	$(25)	$18

GAAP gross profit	$2,818	$2,491	$5,648	$4,928
Stock-based compensation	109	87	205	166
Amortization of purchased intangibles	177	23	238	43
Severance costs	3	3	4	3
Non-GAAP gross profit	$3,107	$2,604	$6,095	$5,140

Gross margin:
GAAP subscription gross margin	73.5%	80%	75.5%	80.5%
Stock-based compensation as % of subscription revenues	2.5%	2.5%	2.5%	2.5%
Amortization of purchased intangibles as % of subscription revenues	4.5%	0.5%	3%	0.5%
Severance costs as % of subscription revenues	—%	—%	—%	—%
Non-GAAP subscription gross margin	80.5%	83%	81%	83.5%

GAAP professional services and other gross margin	(26.5%)	3%	(24%)	(2.5%)
Stock-based compensation as % of professional services and other revenues	12%	11%	12%	12%
Severance costs as % of professional services and other revenues	0.5%	—%	0.5%	—%
Non-GAAP professional services and other gross margin	(14%)	14%	(12%)	9.5%

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	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
GAAP gross margin	70.5%	77.5%	73%	78%
Stock-based compensation as % of total revenues	2.5%	2.5%	2.5%	2.5%
Amortization of purchased intangibles as % of total revenues	4.5%	0.5%	3%	0.5%
Severance costs as % of total revenues	—%	—%	—%	—%
Non-GAAP gross margin	78%	81%	78.5%	81.5%

Income from operations:
GAAP income from operations	$162	$358	$665	$809
Stock-based compensation	655	499	1,213	969
Amortization of purchased intangibles	219	25	296	46
Business combination and other related costs	75	14	118	25
Impairment of assets	—	30	—	30
Severance costs	62	29	80	29
Non-GAAP income from operations	$1,173	$955	$2,372	$1,908

Operating margin:
GAAP operating margin	4%	11%	8.5%	13%
Stock-based compensation as % of total revenues	16.5%	15.5%	15.5%	15.5%
Amortization of purchased intangibles as % of total revenues	5.5%	1%	4%	0.5%
Business combination and other related costs as % of total revenues	2%	0.5%	1.5%	0.5%
Impairment of assets as % of total revenues	—%	1%	—%	0.5%
Severance costs as % of total revenues	1.5%	1%	1%	0.5%
Non-GAAP operating margin	29.5%	29.5%	30.5%	30.5%

Net income:
GAAP net income	$298	$385	$767	$845
Stock-based compensation	655	499	1,213	969
Amortization of purchased intangibles	219	25	296	46
Business combination and other related costs	75	14	118	25
Impairment of assets	—	30	—	30
Severance costs	62	29	80	29
(Gains)/losses on strategic investments, net (3)	(273)	(5)	(360)	(5)
Income tax effects and adjustments(1) (3)	(55)	(127)	(121)	(243)
Discrete income tax benefit from the release of a valuation allowance on deferred tax assets (4)	(51)	—	(51)	—
Non-GAAP net income (3)	$930	$851	$1,942	$1,697

Net income per share - basic and diluted:
GAAP net income per share - basic (2)	$0.29	$0.37	$0.74	$0.82

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	Three Months Ended		Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
GAAP net income per share - diluted (2)	$0.29	$0.37	$0.74	$0.81
Non-GAAP net income per share - basic (2) (3)	$0.90	$0.82	$1.88	$1.64
Non-GAAP net income per share - diluted (2)(3)	$0.90	$0.81	$1.87	$1.62
Weighted-average shares used to compute net income per share - basic (2)	1,031	1,036	1,033	1,035
Weighted-average shares used to compute net income per share - diluted (2)	1,034	1,047	1,037	1,047

Free cash flow:
GAAP net cash provided by operating activities	$587	$716	$2,257	$2,393
Purchases of property and equipment	(114)	(190)	(255)	(395)
Business combination and other related costs	161	9	297	14
Non-GAAP free cash flow	$634	$535	$2,299	$2,012

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	14.5%	22.5%	29%	38%
Purchases of property and equipment as % of total revenues	(3%)	(6%)	(3.5%)	(6.5%)
Business combination and other related costs as % of total revenues	4%	0.5%	4%	—%
Non-GAAP free cash flow margin	16%	16.5%	29.5%	32%
(1)We use a non-GAAP effective tax rate for evaluating our operating results to provide consistency across reporting periods. Based on our long-term projections, we are using a non-GAAP tax rate of 21% for the three and six months ended June 30, 2026 and 20% for the three and six months ended June 30, 2025. This non-GAAP tax rate could change for various reasons including significant changes in our geographic earnings mix or fundamental tax law changes in major jurisdictions in which we operate.
(2)Prior period results have been retroactively adjusted to reflect the effects of the five-for-one stock split, which was effective December 17, 2025.
(3)Prior period results have been retroactively adjusted to reflect the exclusion of gains and losses on strategic investments.
(4)GAAP net income for the three and six months ended June 30, 2026 was impacted by a $51 million release of valuation allowance on our deferred tax assets as a discrete tax benefit.
Note: Numbers are rounded for presentation purposes and may not foot.

16

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

Three Months Ending
September 30, 2026
GAAP operating margin	8%
Stock-based compensation expense as % of total revenues	16%
Amortization of purchased intangibles as % of total revenues	5%
Business combination and other related costs as % of total revenues	1%
Severance costs as % of total revenues	1%
Non-GAAP operating margin	31%

17

Twelve Months Ending
December 31, 2026
GAAP subscription gross margin	75%
Stock-based compensation expense as % of subscription revenues	2%
Amortization of purchased intangibles as % of subscription revenues	3%
Severance costs as % of subscription revenues	—%
Non-GAAP subscription margin	81%

GAAP operating margin	10%
Stock-based compensation expense as % of total revenues	15%
Amortization of purchased intangibles as % of total revenues	4%
Business combination and other related costs as % of total revenues	1%
Severance costs as % of total revenues	1%
Non-GAAP operating margin	31.5%

GAAP net cash provided by operating activities as % of total revenues	37%
Purchases of property and equipment as % of total revenues	(4%)
Business combination and other related costs as % of total revenues	2%
Non-GAAP free cash flow margin	35%
Note: Numbers are rounded for presentation purposes and may not foot.

18